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                                                                   EXHIBIT 10.14

                        ASSIGNMENT OF SECOND AMENDED AND
                      RESTATED GENERAL OPERATING AGREEMENT

THIS AGREEMENT is made this 22nd day of March, 1995 by and between Clark Material Handling Company ("CMHC"), a Kentucky corporation, with offices in Lexington, Kentucky, Clark Credit Corporation ("CCC") f/k/a Chase Manhattan Leasing Company (Michigan), Inc., a Michigan corporation, with offices in Buchanan, Michigan, and Associates Commercial Corporation ("ACC"), a Delaware corporation, with offices in Dallas, Texas.

                              STATEMENT OF PURPOSE

CCC is a party to that certain Second Amended And Restated General Operating Agreement (the "Operating Agreement") dated 29 November 1990 with Clark Equipment Company ("Clark"). On or about 31 March 1992, Clark transferred substantially all of the assets of its Material Handling business unit to CMHC, including its interests in the Operating Agreement pursuant to the terms and conditions of the Operating Agreement. CCC anticipates merging into, or transferring its assets and liabilities to, ACC on or about 31 March 1995. The actual date of such merger or transfer shall hereinafter be referred to as the "Date of Merger". The parties hereto intend by this Agreement to document the Assignment of the Operating Agreement by CCC to ACC effective on the Date of Merger.

NOW, THEREFORE, in consideration of the mutual promises contained herein, CMHC, CCC, and ACC hereby agree as follows:

         (1) Effective on the Date of Merger, CCC assigns all of its right, title and interests in and to the Operating Agreement to ACC and ACC agrees to assume all of the rights and obligations of CCC under the Operating Agreement.

         (2) Except as herein specifically set forth, the terms and conditions of the Operating Agreement shall remain unchanged and shall continue in full force and effect.

IN WITNESS WHEREOF, CMHC, CCC, and ACC, by their authorized representatives, have executed this Agreement as of the date first set forth above.

                        CLARK MATERIAL HANDLING COMPANY
                        ("CMHC")

                        By: /s/
                            --------------------------------------
                        Title: V.P. Finance
                               -----------------------------------

                        CLARK CREDIT CORPORATION
                        ("CCC")

                        By:  /s/
                             -------------------------------------
                        Title: Senior Vice President
                               -----------------------------------

                        ASSOCIATES COMMERCIAL CORPORATION
                        ("ACC")

                        By:  /s/
                             -------------------------------------
                        Title:   Senior Vice President
                               -----------------------------------